UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240, Rule 14a-12

Targa Resources Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b)
per Exchange Act Rules 14a-6(i)(1) and 0-11

TARGA Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 21, 2026 at 8:00 am Central Daylight Time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at web.viewproxy.com/TARGA/2026. If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before May 11, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to vote via Internet, or to request proxy materials. CONTROL NUMBER To the Stockholders of TARGA RESOURCES CORP.: Notice is hereby given that the Annual Meeting of Stockholders of TARGA RESOURCES CORP. will be held on May 21, 2026, at 8:00 a.m. Central Daylight Time at 811 Louisiana Street, Suite 2100, Houston, TX 77002 for the following purposes: Proposal 1. To elect the four Class I Directors named in the proxy statement, each to serve until the 2029 annual meeting of stockholders. NOMINEES: (1a) Paul W. Chung (1b) Charles R. Crisp (1c) Laura C. Fulton (1d) R. Keith Teague Proposal 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2026. Proposal 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof. The Board recommends a vote “FOR” each of the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3.

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: The Company’s 2025 Annual Report The Company’s 2026 Proxy Statement The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: Internet: Go to web.viewproxy.com/TARGA/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. E-Mail: By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Telephone: Call 1-877-777-2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the 2026 Annual Meeting: Go to www.AALvote.com/TRGP Have your 11-digit Virtual Control Number available and follow the prompts. Your electronic vote prior to the 2026 Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone. In Person: You may vote your shares in person at the 2026 Annual Meeting. Follow the instructions in the proxy statement for voting in person. For directions to the 2026 Annual Meeting, please call 713-584-1000. TARGA